UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 26, 2011
(Date of earliest event reported)

GRIFFIN LAND & NURSERIES, INC.
(Exact name of registrant as specified in charter)

Delaware	06-0868496
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

Commission File Number	1-12879

One Rockefeller Plaza, New York, New York	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number including Area Code	(212) 218-7910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On October 26, 2011, Griffin Land & Nurseries, Inc. (“Griffin” or the “Registrant”) issued a press release announcing that it has exercised, in accordance with the lease terms, its option to put its 308,000 square foot warehouse in Manchester, Connecticut to the lessee in that facility.  The lease, which is for the entire building, was signed in 2008 for a seven-year term, and contains provisions whereby Griffin could put the building to the lessee during a certain period of the lease at the agreed upon price of $16.0 million.  The lease also contains an option for the lessee to call the building during a different period of the lease at the same price. Closing on the sale of this property is subject to certain conditions, and is anticipated to occur in the 2012 first quarter. There is no guarantee that this sale will be completed under its current terms, or at all.  Attached as Exhibit 99.1 to this Current Report is the Registrant’s October 26, 2011 press release, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit 99.1:  Registrant's October 26, 2011 Press Release (attached hereto).

Forward-Looking Statements:

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Although Griffin believes that its plans, intentions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved particularly with respect to the closing of the sale of the Manchester, Connecticut warehouse and other statements that are not historical facts.  The projected information disclosed herein is based on assumptions and estimates that, while considered reasonable by Griffin as of the date hereof, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of Griffin and which could cause actual results and events to differ materially from those expressed or implied in the forward-looking statements.  Important factors that could affect the outcome of the events set forth in these statements are described in Griffin’s Securities and Exchange Commission filings, including the “Business,” “Risk Factors” and “Forward-Looking Information” sections in Griffin’s Annual Report on Form 10-K for the fiscal year ended November 27, 2010.  Griffin disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN LAND & NURSERIES, INC.

	By:	/s/ Anthony J. Galici
Anthony J. Galici
Vice President, Chief Financial Officer
and Secretary
Dated: October 26, 2011